Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered

The practice of the Compensation Committees is to generally grant equity awards to our NEOs only in open trading windows, although awards may occasionally be granted off-cycle, including awards for new hires. It is the policy of the Board and the Compensation Committee to not take material nonpublic information into account when determining the timing and terms of equity awards or to time the release of material nonpublic information for the purpose of affecting the value of executive compensation. We did not grant any stock options, stock appreciation rights or similar option-like instruments to our NEOs in 2024.

MNPI Disclosure Timed for Compensation Value	false